                                                                 EXHIBIT 10.11.3

                      SECOND AMENDMENT TO HAM GROUND LEASE

     This SECOND AMENDMENT is made, and is effective, as of the 22nd day of November, 1998, by and between FITZGERALDS LAS VEGAS, INC. ("Lessee") and GARY
R. DOKTER, JACQUELINE TRAHAN-WEBER, GEORGIA MAKEEVER and CAROLYN PRESSMAN (collectively the "Ham Lessors"), and further amend that certain lease dated March 4, 1976, as amended (the "Ham Lease"), by and between the Nevada Building Company, as lessee, and A.W. Ham, Jr., as Trustee Under the Wills of A.W. Ham and Alta M. Ham, Deceased, as lessor.

                                    RECITALS

     A. WHEREAS, Lessee owns and operates a casino and hotel known as Fitzgeralds Casino/Hotel Las Vegas (the "Casino/hotel").

     B. WHEREAS, Lessee leases from the Ham Lessors a portion of the land on which the Casino/hotel is situated.

     C. WHEREAS, when Lessee purchased the hotel/casino, it assumed a loan (the "Sundance loan") made by Public Employees Retirement System ("PERS") in favor of Lessee's predecessor-in-interest to the Casino/hotel, M.B. Dalitz Revocable Trust (the "Dalitz Trust"). As part of the collateral for the Sundance loan, the Dalitz Trust was required to assign its interest in the Ham Lease to PERS. The Ham Lessors agreed to the assignment on the condition that the Dalitz Trust establish a $1,000,000 cash fund (the "Fund") to cure any default under the Ham Lease and certain other ground leases (collectively the "Ground Leases"), to pay any claims with respect to the Ground Leases, and to keep all of said Ground Leases in good standing. Said Fund was to be held in trust by PERS.

     D. WHEREAS, in December 1995, Lessee paid off the Sundance loan. Pursuant to the Sundance loan documents, in the event PERS is no longer the secured lender under the Sundance loan, PERS shall appoint the First Interstate Bank ("FIB") as the trustee of the Fund on the same terms and conditions under which PERS served as trustee, and transfer the Fund to FIB.

     E. WHEREAS, FIB no longer exists and its successor by merger, Wells Fargo Bank N.A., has agreed to act as successor trustee with respect to the Fund.

     F. WHEREAS, the parties desire to amend the Ham Lease to interpret the provisions therein related to the Fund in view of the fact that PERS is no longer the trustee.

     NOW THEREFORE, IN CONSIDERATION of the mutual promises and covenants set forth herein and in the Ham Lease, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Article 6(a) of the 1982 Amendment to Ham Lease is hereby amended to read as follows:

     (a) At the time of the funding of the permanent Sundance Loan by PERS, a One Million Dollar ($1,000,000.00) cash fund (the "Fund") shall be transferred to PERS by the Lessee and shall be held by PERS, or any successor trustee, and used to cure any defaults under the Kramer, Ham or Masonic Ground Leases (collectively the "Ground Leases"), to pay claims of any of the Kramer, Ham or Masonic ground lessors (collectively the "Ground Lessors") under the Ground Leases against the Lessee or any sub-lessee and to take such other action as appears necessary or advisable to cure any defaults under the Ground Leases and keep all of the Ground Leases in good standing. The Fund shall be held in trust by PERS, or any successor trustee, for the benefit of the Ground Lessors under the purposes stated herein, and said trust shall be irrevocable. Said obligation to use the Fund as permitted in this paragraph shall not arise until the Trustee has been provided written notice of the circumstances requiring such use.

2. Article 6(d) of the 1982 Amendment to Ham Lease shall be amended to read as follows:

     In the event that PERS, or a successor trustee, makes a payment from the Fund, or in the event the principal has been reduced or depleted because of the investment of the Fund, it shall give notice to the Lessee and the Ground Lessors of such payment and the amount, payee and purpose for the claim paid, or loss of investment. In the event that PERS, or any successor trustee, shall fail to give such notice, then such notice may be given by any of the Ground Lessors. Within ten (10) days of receipt of said notice, the Fund shall be replenished by the Lessee in the amount paid out or investment lost, so that the Fund will at all times have a market value of at least One Million Dollars ($1,000,000.00). In that the Sundance Loan has been completely repaid in accordance with its terms, failure to replenish the Fund within said time period shall constitute a default under the Ground Leases. In the event of such failure to replenish, Lessee and any guarantor of the obligations of Lessee under the Ham Ground Lease shall be personally, jointly and severally responsible and liable for Lessor to effect such replenishment and their liability in this regard shall be specifically enforceable.

OTHER THAN THE MODIFICATIONS SET FORTH ABOVE, ALL OF THE OTHER TERMS AND CONDITIONS OF THE HAM LEASE AND DULY EXECUTED AMENDMENTS THERETO SHALL REMAIN UNCHANGED.

THIS AMENDMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, AND SHALL BE OF FULL FORCE AND EFFECT WHEN THE SIGNED AND NOTARIZED COUNTERPARTS HAVE BEEN EXCHANGED BETWEEN THE PARTIES, INCLUDING THE EXCHANGE OF FACSIMILE COPIES. REGARDLESS OF THE NUMBER OF COUNTERPARTS, ALL COUNTERPARTS SHALL CONSTITUTE A SINGLE AGREEMENT.

THE UNDERSIGNED HEREBY REPRESENT THAT THEY HAVE THE AUTHORITY TO EXECUTE THIS ADDENDUM.

THE HAM LESSORS:                                 LESSEE:

(Each as a successor to A.W. Ham, Jr.,           Fitzgeralds Las Vegas, Inc.
as Trustee under the wills of A.W. Ham           a Nevada corporation
and Alta M. Ham, deceased, as
(The Ham Lessors.)

                                                 By: /s/ Philip D. Griffith
--------------------------------                    ---------------------------
Gary J. Dokter                                   Its: President
Dated   November, 1998                              ---------------------------
     ---


--------------------------------
Jacqueline Trahan-Weber
Dated   November, 1998
     ---


--------------------------------
Georgia Makeever
Dated   November, 1998
     ---


--------------------------------
Carolyn Pressman
Dated   November, 1998
     ---

STATE OF NEVADA   )
                  ) ss.
COUNTY OF CLARK   )


      On this 17th day of December, 1998, personally appeared before me, a Notary Public, Philip D. Griffith as President of Fitzgeralds Las Vegas, Inc., who acknowledged that he executed the above instrument.

[Notary Public Stamp]                       /s/ Judith A. Koehn
Notary Public-State of Nevada               ----------------------------
COUNTY OF CLARK                             NOTARY PUBLIC
JUDITH A. KOEHN
My Appointment Expires
March 18, 2000

My Commission Expires:
   3/18/00
----------------------


STATE OF          )
                  ) ss.
COUNTY OF         )


      On this      day of             , 1998, personally appeared before me, a
Notary Public, Gary J. Dokter, in his official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).


                                            ----------------------------
                                            NOTARY PUBLIC
My Commission Expires:

----------------------

The undersigned hereby represent that they have the authority to execute this ADDENDUM.

THE HAM LESSORS:                                LESSEE:

(Each as a successor to A.W. Ham, Jr.,          Fitzgeralds Las Vegas, Inc.
as Trustee under the wills of A.W.              a Nevada corporation
Ham and Alta M. Ham, deceased, as
(The Ham Lessors.)

/s/ Gary J. Dokter                              By:
--------------------------------                   -------------------------
Gary J. Dokter                                  Its:
Dated 20 November, 1998                             ------------------------


--------------------------------
Jacqueline Trahan-Weber
Dated     November, 1998


--------------------------------
Georgia Makeever
Dated    November, 1998


--------------------------------
Carolyn Pressman
Dated    November, 1998

STATE OF          )
                  ) ss.
COUNTY OF         )


      On this      day of          , 1998, personally appeared before me, a
Notary Public, Philip D. Griffith as President of Fitzgeralds Las Vegas, Inc., who acknowledged that he executed the above instrument.



                                            ----------------------------
                                            NOTARY PUBLIC
My Commission Expires:

----------------------


STATE OF ARKANSAS    )
                     ) ss.
COUNTY OF WASHINGTON )


      On this 20th day of November, 1998, personally appeared before me, a Notary Public, Gary J. Dokter, in his official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).


                                            /s/ James A. XXX, Jr.
                                            ----------------------------
                                            NOTARY PUBLIC
[Notary Public Stamp]

My Commission Expires:
OFFICIAL SEAL
James A. XXX, Jr.
NOTARY PUBLIC
Washington Co., AR
Expires: 10-20-2001

The undersigned hereby represent that they have the authority to execute this ADDENDUM.

THE HAM LESSORS:                                LESSEE:

(Each as a successor to A.W. Ham, Jr.,          Fitzgeralds Las Vegas, Inc.
as Trustee under the wills of A.W.              a Nevada corporation
Ham and Alta M. Ham, deceased, as
(The Ham Lessors.)

                                                By:
--------------------------------                   -------------------------
Gary J. Dokter                                  Its:
Dated    November, 1998                             ------------------------


/s/ Jacqueline Trahan-Weber
--------------------------------
Jacqueline Trahan-Weber
Dated     November, 1998


--------------------------------
Georgia Makeever
Dated    November, 1998


--------------------------------
Carolyn Pressman
Dated    November, 1998

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )


      On this 4th day of December, 1998, personally appeared before me, a Notary Public, Jacqueline Trahan-Weber, in her official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).


[Notary Public Stamp]                       /s/ Jan L. Arnold
Jan L. Arnold                               ----------------------------
NOTARY PUBLIC                               NOTARY PUBLIC
State of Kansas
My Commission Expires:
   Dec. 11, 2000
----------------------


STATE OF          )
                  ) ss.
COUNTY OF         )


      On this      day of             , 1998, personally appeared before me, a
Notary Public, Georgia Makeever, in her official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).


                                            ----------------------------
                                            NOTARY PUBLIC
My Commission Expires:

----------------------

The undersigned hereby represent that they have the authority to execute this ADDENDUM.

THE HAM LESSORS:                                LESSEE:

(Each as a successor to A.W. Ham, Jr.,          Fitzgeralds Las Vegas, Inc.
as Trustee under the wills of A.W.              a Nevada corporation
Ham and Alta M. Ham, deceased, as
(The Ham Lessors.)

                                                By:
--------------------------------                   -------------------------
Gary J. Dokter                                  Its:
Dated    November, 1998                             ------------------------



--------------------------------
Jacqueline Trahan-Weber
Dated     November, 1998

/s/ Georgia Makeever
--------------------------------
Georgia Makeever
Dated 22 November, 1998


--------------------------------
Carolyn Pressman
Dated   November, 1998

STATE OF          )
                  ) ss.
COUNTY OF         )


      On this     day of         , 1998, personally appeared before me, a
Notary Public, Jacqueline Trahan-Weber, in her official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).


                                            ----------------------------
                                            NOTARY PUBLIC
My Commission Expires:

----------------------


STATE OF FLORIDA  )
                  ) ss.
COUNTY OF MANATEC )


      On this 22nd day of November, 1998, personally appeared before me, a Notary Public, Georgia Makeever, in her official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).

                                            /s/ XXX
                                            ----------------------------
                                            NOTARY PUBLIC
My Commission Expires:
Feb. 7, 2000
----------------------



[Notary Public Stamp]

The undersigned hereby represent that they have the authority to execute this ADDENDUM.

THE HAM LESSORS:                                LESSEE:

(Each as a successor to A.W. Ham, Jr.,          Fitzgeralds Las Vegas, Inc.
as Trustee under the wills of A.W.              a Nevada corporation
Ham and Alta M. Ham, deceased, as
(The Ham Lessors.)

                                                By:
--------------------------------                   -------------------------
Gary J. Dokter                                  Its:
Dated    November, 1998                             ------------------------


/s/ Jacqueline Trahan-Weber
--------------------------------
Jacqueline Trahan-Weber
Dated     November, 1998


--------------------------------
Georgia Makeever
Dated    November, 1998

/s/ Carolyn Landsman
--------------------------------
Carolyn Pressman
Dated 12 December, 1998

STATE OF FLORIDA       )
                       ) ss.
COUNTY OF PALM BEACH   )


      On this 11th day of December, 1998, personally appeared before me, a Notary Public, Carolyn Pressman, in her official capacity as the trustee under the wills of A.W. Ham and Alta M. Ham, deceased, as (The Ham Lessors).

                                            /s/ Carolyn T. Balcerzak
                                            ----------------------------
                                            NOTARY PUBLIC
My Commission Expires:

----------------------                      [Notary Public Stamp]

                                                CAROLYN T. BALCERZAK
                                                MY COMMISSION #CC 747159
                                                EXPIRES: June 1, 2002
                                                Bonded Thru Notary Public
                                                  Underwriters


                                       6